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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 30, 2001



                            URECOATS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



   DELAWARE                         0-20101                        13-3545304
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(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                      ID Number)
incorporation)



 1239 East Newport Center Drive, Suite 101, Deerfield Beach, Florida   33442
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 (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:          954-977-5428
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       4100 North Powerline Road, Suite F-1, Pompano Beach, Florida 33073
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          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS
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     SERIES B CONVERTIBLE PREFERRED STOCK

          On September 30, 2001, Urecoats Industries Inc. (the "Company") issued an aggregate of 375,245 shares of its Series B Convertible Preferred Stock for an aggregate purchase price of $1,876,225. The applicable purchase price was paid for by cancellation of indebtedness in the foregoing amount, represented by outstanding short-term loans from Richard J. Kurtz, Chairman of the Board of Directors to the Company, bearing interest at 9% per annum. The transaction was consummated pursuant to a Securities Purchase Agreement attached hereto as
Exhibit 10.1. The Series B Convertible Preferred Stock is subject to the terms and conditions of the Certificate of Designation of Preferences attached hereto as Exhibit 3.1.

          The terms of the purchase are more fully set forth in the Securities Purchase Agreement and the related documents filed herewith.

     NEW DIRECTORS

          On October 9, 2001, the Board of Directors of the Company elected two new members to the Board of Directors, Steven Mendelow and Jerold L. Zaro. A brief synopsis of their qualifications are provided below:

          STEVEN MENDELOW, CPA

               Steven Mendelow has been a principal with the accounting firm of Konigsberg Wolf & Co. and its predecessor, which is located in New York, New York, since 1972. He is a graduate of Bucknell University, Philadelphia, Pennsylvania, 1964. Mr. Mendelow is an active Certified Public Accountant.

          JEROLD L. ZARO, ESQUIRE

               Jerold L. Zaro is a managing partner/president of Ansell Zaro Grim & Aaron, P.C. He is a member of the board of directors of Commerce Bank/Shore since 1999. Mr. Zaro was named One of Outstanding Young Men of America in 1979. He is a Brookdale Community College Foundation Member, Executive Board & Board of Trustees since 1996; American Cancer Society - Special Gifts Unit Member, Board of Directors since 1989; Monmouth Medical Center - Member, Board of Trustees since 1993; Jewish Federation of Greater Monmouth County - Board of Directors since 1996; American-Israeli Public Affairs Committee (AIPAC) - Member, Regional Cabinet since 1998; and the Commissioner of the New Jersey Highway Authority since 1991. Mr. Zaro received his Juris Doctor degree from Boston College School of Law, Massachusetts, 1976; Bachelor of Arts in History from Boston University, Massachusetts, 1973; and attended the University of Cincinatti, Ohio, from 1969 to 1971.






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     FINANCIAL STATEMENTS:

          Not applicable


     EXHIBITS:

          3.1   Certificate of Designation of Preferences

          10.1  Securities Purchase Agreement









































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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                URECOATS INDUSTRIES INC.
                                                      (Registrant)


Date:  October 25, 2001                         /s/ Timothy M. Kardok
       ----------------                         ------------------------
                                            By: Timothy M. Kardok
                                         Title: President






































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                                  EXHIBIT INDEX
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     EXHIBIT               DESCRIPTION
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       3.1                 Certificate of Designation of Preferences

      10.1                 Securities Purchase Agreement












































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